Exhibit 10.6

AMENDMENT NO. 1 AND WAIVER TO

AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of April 24, 2015 (the “Amendment”), is entered into by and among (a) Focus Financial Partners, LLC (the “Company”), a Delaware limited liability company, (b) the Lenders (as defined below) party hereto, and (c) Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as a Lender, L/C Issuer, and Swing Line Lender.

WHEREAS, the Company, certain Subsidiaries of the Company party thereto from time to time pursuant to Section 2.14 thereof (each a “Designated Borrower” and, together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 10, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement);

WHEREAS, the Company has requested that the Administrative Agent and the Lenders (a) permit the consummation of the repurchase of certain Equity Interests of the Company in an aggregate amount not to exceed $75 million plus the preferred return payment as more fully described on Schedule I to this Amendment (the “Specified Equity Repurchase”), (b) amend the definition of “Acquired Party EBITDA” in Section 1.01 of the Credit Agreement and (c) amend the financial covenants set forth in Section 7.10 of the Credit Agreement;

WHEREAS, the Company intends to use the proceeds from a Revolving Borrowing to consummate the Specified Equity Repurchase;

WHEREAS, Section 7.06 of the Credit Agreement currently restricts the Company’s ability to consummate the Specified Equity Repurchase; and

WHEREAS, the Administrative Agent and the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to waive and amend certain terms and provisions of the Credit Agreement each as described below.

NOW, THEREFORE, the Company, the undersigned Lenders, and the Administrative Agent hereby agree as follows:

§1.                               Waiver. As of the Amendment Effective Date, the Administrative Agent and each Lender party hereto hereby waives the requirement for the Company to comply with Section 7.06 of the Credit Agreement to the extent necessary to effect the Specified Equity Repurchase, provided that (i) on the date that the Specified Equity Repurchase is declared (the “Declaration Date”), both immediately before and after giving effect to the Specified Equity Repurchase, no Default shall be continuing or result therefrom, (ii) on the Declaration Date, after giving effect to the Specified Equity Repurchase, the Company shall not be in violation of any of the financial covenants contained in Section 7.10 as of the date of the Specified Equity Repurchase, (iii) at least two Business Days prior to the Declaration Date, the Company shall have delivered a copy of the proposed amendment to the Operating Agreement reflecting the terms of the Specified Equity Repurchase, in form and substance reasonably satisfactory to the Administrative Agent (and the Administrative Agent shall confirm its satisfaction with the Operating

Agreement on or prior to the Declaration Date) and (iv) the Specified Equity Repurchase shall be consummated within ninety (90) days from the date hereof.

§2.                               Amendment to Credit Agreement. As of the Amendment Effective Date, the Credit Agreement shall be automatically amended as follows without any further action required by any party hereto:

(a)                                 The definition of “Acquired Party EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Acquired Party EBITDA” means for any Measurement Period (i) with respect to each Permitted Acquisition (other than any Acquisition consisting solely of the acquisition of a Book of Business or a Permitted Minority Interest or Permitted Acquisition of the type described in clause (iv) below) during such Measurement Period, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, the product of EBITDAPC multiplied by the percentage of EBITDAPC purchased by the Company or other applicable Loan Party in connection with such Permitted Acquisition, (ii) with respect to each Permitted Acquisition during such Measurement Period consisting of the acquisition of a Book of Business, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, the Book of Business EBITDA, (iii) with respect to each Permitted Acquisition consisting of the acquisition of a Permitted Minority Interest during such Measurement Period, Permitted Minority Interest Historical Profits for such Measurement Period or (iv) with respect to each Permitted Acquisition of an RIA under the “Focus Connections” program during such Measurement Period, the preferential earnings described in the relevant acquisition agreement, management agreement or other related agreements executed in connection with the closing of such Permitted Acquisition.

(b)                                 The following new defined term shall be added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means April 24, 2015.

(c)                                  Section 3.01(a) of the Credit Agreement is hereby amended by adding the following new clause (iv) at the end thereof as follows:

“For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(d)                                 The table in clause (b) of Section 7.10 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Measurement Period Ending	Consolidated Total Leverage Ratio
December 31, 2013 through December 31, 2014	4.50 : 1.00

2

Measurement Period Ending	Consolidated Total Leverage Ratio
March 31, 2015 through March 31, 2016	4.75 : 1.00
June 30, 2016 through December 31, 2016	4.50 : 1.00
March 31, 2017 through December 31, 2017	4.25 : 1.00
March 31, 2018 and thereafter	4.00 : 1.00

(e)                                  The table in clause (c) of Section 7.10 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety as follows

Measurement Period Ending	Consolidated Secured Leverage Ratio
December 31, 2013 through December 31, 2014	4.00 : 1.00
March 31, 2015 through December 31, 2015	4.50 : 1.00
March 31, 2016	4.25 : 1.00
June 30, 2016 through December 31, 2016	4.00 : 1.00
March 31, 2017 through December 31, 2017	3.75 : 1.00
March 31, 2018 and thereafter	3.50 : 1.00

§3.                               Conditions to Effectiveness of the Waiver and the Amendment. The waiver set forth in §1 of this Amendment and the amendments set forth in §2 of this Amendment, together with all other provisions of this Amendment, shall become effective upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

(a)                                 Documentation. The Administrative Agent shall have received executed counterparts of this Amendment by each Borrower, the Guarantors, the Administrative Agent and Lenders constituting Required Lenders;

(b)                                 No Default. As of the date first set forth above and after giving effect to this Amendment and the waiver hereunder, no Default or Event of Default shall have occurred and be continuing.

(c)                                  Fees and Expenses. The Company shall have paid (i) to the Administrative Agent, for account of each Lender providing a signature page to this Amendment by 1:00 p.m. (New York time) on April 24, 2015 (each such Lender, a “Consenting Lender”) an amendment fee in an amount equal to 0.15% of such Consenting Lender’s outstanding Term Loans and Revolving Commitments outstanding immediately prior to the Amendment Effective Date and (ii) all fees and expenses that are

3

due and payable on or prior to the Amendment Effective Date (including, without limitation, Attorney Costs of Morgan, Lewis & Bockius LLP that have been previously invoiced to the Company).

§4.                               Affirmation of the Company and Guarantors. The Company hereby affirms its absolute and unconditional promise to pay to each Lender, the L/C Issuer, the Swing Line Lender and the Administrative Agent the Loans, the L/C Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. The Company and each of the Guarantors hereby affirms its guaranty of the Obligations in accordance with the provisions of the applicable Guaranty. Each of the Company and the Guarantors confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Collateral Documents and (ii) all references to the term “Credit Agreement” in the Collateral Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§5.                               Representations and Warranties. The Company hereby represents and warrants to the Lenders, the Administrative Agent and the L/C Issuer as follows:

(a)                                 Representations and Warranties in Credit Agreement. The representations and warranties of the Company contained in Article 5 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which are instead true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which were instead true and correct) as of such earlier date.

(b)                                 Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment and all related documents and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company) authority of the Company and its Subsidiaries, (ii) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the Organization Documents of, or any other agreement or other instrument binding upon, the Company or any of its Subsidiaries.

(c)                                  Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company and each of its Subsidiaries party thereto, enforceable against the Company and each of its Subsidiaries party thereto, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

§6.                               No Other Amendments or Waivers. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

4

§7.                               Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Agreement.

§8.                               Governing Law. THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

§9.                               Headings, etc. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment shall constitute a “Loan Document” under the Credit Agreement.

§10.                        Expenses. The Company agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including Attorney Costs of Morgan, Lewis & Bockius LLP).

[Signature pages follow]

5

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FOCUS FINANCIAL PARTNERS, LLC,
as Company

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Company’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

AGREED AND ACKNOWLEDGED

SUBSIDIARY GUARANTORS:

ATLAS PRIVATE WEALTH MANAGEMENT, LLC

BAM ADVISOR SERVICES, LLC

BAM RISK MANAGEMENT, LLC

BEIRNE WEALTH CONSULTING SERVICES, LLC

BFSG, LLC

BRIDGEWATER WEALTH & FINANCIAL MANAGEMENT LLC

BUCKINGHAM ASSET MANAGEMENT, LLC

FIDELITY INDEPENDENT ADVISER NEWSLETTER, LLC

FLYNN FAMILY OFFICE LLC

FOCUS CANADA HOLDINGS, LLC

FOCUS INTERNATIONAL PARTNERS LLC

GRATUS CAPITAL, LLC

GW & WADE, LLC

HC INSURANCE SERVICES, LLC

HOYLECOHEN, LLC

INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

JFS RISK MANAGEMENT, LLC

JFS WEALTH ADVISORS, LLC

JOEL ISAACSON & CO., LLC

LAFLEUR & GODFREY LLC

LLBH PRIVATE WEALTH MANAGEMENT, LLC

LVW ADVISORS, LLC

MERRIMAN WEALTH MANAGEMENT, LLC

PETTINGA FINANCIAL ADVISORS LLC

RESNICK INVESTMENT ADVISORS, LLC

RETIREMENT ADVISORY GROUP, LLC

RETIREMENT BENEFIT CONSULTING SERVICES, LLC

RETIREMENT CONSULTING GROUP, LLC

RETIREMENT GROUP, LLC

SAPIENT PRIVATE WEALTH MANAGEMENT SERVICES, LLC

SENTINEL BENEFITS GROUP, LLC

SENTINEL FINANCIAL GROUP, LLC

STRATEGIC POINT HOLDINGS, LLC

STRATEGIC WEALTH PARTNERS GROUP, LLC

SUMMIT FINANCIAL WEALTH ADVISORS, LLC

TELEMUS CAPITAL, LLC

THE COLONY GROUP, LLC

THE FIDUCIARY GROUP, LLC

THE PORTFOLIO STRATEGY GROUP, LLC

VESTOR CAPITAL, LLC

WESPAC ADVISORS, LLC

WESPAC BENEFIT & INSURANCE SERVICES, LLC

WESPAC PLAN SERVICES, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

ATLAS RISK MANAGEMENT, LLC

By:	ATLAS PRIVATE WEALTH MANAGEMENT, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

COLONY FUNDS

By:	THE COLONY GROUP, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

IFM INSURANCE SERVICES, LLC,

By:	INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

STRATEGIC POINT INSURANCE SERVICES, LLC

By:	STRATEGIC POINT HOLDINGS, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

STRATEGIC POINT INVESTMENT ADVISORS, LLC

By:	STRATEGIC POINT HOLDINGS, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

FOCUS OPERATING HOLDING CO.

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

ACORN INSURANCE AGENCY, INC.
ARC ACQUISITION, LLC
FOCUS ADVISORS, LLC
FOCUS CONSULTING, LLC
FOCUS WEALTH ADVISORS, LLC
INSTITUTIONAL AND FAMILY ASSET MANAGEMENT INSURANCE, LLC
QUADRANT PRIVATE WEALTH MANAGEMENT, LLC
SENTINEL BENEFITS GROUP, INC.
SENTINEL INSURANCE AGENCY, INC.
SENTINEL PENSION ADVISORS, INC.
STGP ACQUISITION, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Authorized Person

VESTOR CAPITAL INSURANCE ADVISORS, LLC

By:	VESTOR CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

TELEMUS INSURANCE SERVICES, LLC

By:	TELEMUS CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 and Waiver

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christopher Busconi
Name: Christopher Busconi
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher Busconi
Name: Christopher Busconi
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

The Huntington National Bank, as Lender

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

JPMORGAN CHASE BANK, N.A.,
as a Lender,

By:	/s/ Kenise Henry Larmond
Name:	Kenise Henry Larmond
Title:	Vice President

Signature Page to Amendment No. 1 and Waiver

TRISTATE CAPITAL BANK, as Lender

By:	/s/ Mark W. Torie
Name:	Mark W. Torie
Title:	SVP

Signature Page to Amendment No. 1 and Waiver

SUNTRUST BANK,
as a Lender,

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Vice President

Signature Page to Amendment No. 1 and Waiver

Fifth Third Bank, as Lender

By:	/s/ Lydia Altman
Name: Lydia Altman
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

FIRSTBANK PUERTO RICO, as Lender

By:	/s/ Jose Cueto
Name: Jose Cueto
Title: SVP Corporate Banking

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: VP Corporate Banking

Signature Page to Amendment No. 1 and Waiver

U.S. BANK, N.A., as Lender

By:	/s/ Chrystian Marin
Name: Vice President
Title: Chrystian Marin

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., as Lender

By:	/s/ Oscar Cortez
Name: Oscar Cortez
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

COMERICA BANK,
as a Lender,

By:	/s/ Chris T. Lloyd
Name: Chris T. Lloyd
Title: Senior Vice President

Signature Page to Amendment No. 1 and Waiver

Schedule I

Specified Equity Repurchase

The Company proposes to amend its Operating Agreement to provide for the mandatory redemption of a fixed number of units (including preferred, common and vested and unvested incentive units) of every unitholder (subject to certain exclusions to be specified in the Operating Agreement amendment) at a price of $17 per unit, plus accrued preferred return in the case of preferred units and minus the applicable hurdle amount in the case of incentive units.

In addition, the Company proposes an offer to purchase outstanding preferred, common and vested incentive units at a price of $15 per unit, plus accrued preferred return in the case of preferred units and minus the applicable hurdle amount in the case of incentive units. Each participating unitholder would be required to tender a minimum number of units in order to be able to tender. Over-subscriptions will be cut back to assure that the aggregate mandatory redemption proceeds and tender offer proceeds do not exceed $75 million, exclusive of any preferred return payment.